UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2022

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 2, 2022, Layne Heavy Civil, Inc. (“Layne”), Granite Construction International (“International” and together with Layne, the “Sellers”) and Granite Construction Incorporated (the “Company”), the ultimate parent of each of the Sellers, entered into a Purchase Agreement (the “Purchase Agreement”) to sell the Company’s Inliner business (the “Business”) to Inland Pipe Rehabilitation LLC (“IPR”) and 1000097155 Ontario Inc. (“Ontario” and together with IPR, the “Buyers”) for $159,665,000, subject to customary adjustments for cash, indebtedness, transaction expenses and working capital.

The Purchase Agreement contains customary representations and warranties, covenants and closing conditions, including U.S. antitrust approval. The Purchase Agreement also includes an indemnity in favor of the Buyers for potential construction costs that may be incurred by the Buyers to complete contractual obligations of the Business, which such indemnity is supported by a $3.7 million escrow and up to an additional $1.0 million of maximum potential exposure for the Sellers.

Following the closing of the transaction, the Sellers have agreed to maintain the surety bonds and related guarantees supporting the Business as of the closing for the existing term of each such bond; provided that the Buyers shall (1) use their commercially reasonable efforts to replace such surety bonds and guarantees and (2) indemnify the Sellers for any losses related to such surety bonds and guarantees.

The Purchase Agreement may be terminated under specific circumstances described therein, including by mutual written consent, by the Buyers or the Sellers if the closing has not occurred on or before 11:59 p.m., New York time, August 1, 2022 and the failure to close was not caused by a breach by the party seeking to terminate the Purchase Agreement, by the Buyers or the Sellers if a court has issued a final and non-appealable order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transaction and by the Buyers or the Sellers in connection with a breach of the Purchase Agreement by the other party that would cause the conditions to the Purchase Agreement to be incapable of fulfillment. Subject to satisfaction of the closing conditions, including obtaining U.S. antitrust clearance, the transaction is expected to close in the next two to four months.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Purchase Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about the Sellers, the Company and the Buyers. In particular, the representations, warranties and covenants contained in the Purchase Agreement (1) were made only for purposes of that agreement and as of specific dates, (2) were solely for the benefit of the parties to the Purchase Agreement, (3) may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing those matters as facts and (4) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties in the Purchase Agreement not in isolation but only in conjunction with the other information about the Company and its subsidiaries that the Company includes in reports, statements and other filings it makes with the Securities and Exchange Commission.

Item 8.01. Other Events.

On February 3, 2022, the Company issued a press release relating to the sale of the Inliner business, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
2.1
Purchase Agreement, dated February 2, 2022, by and among Layne Heavy Civil, Inc., Granite Construction International, Granite Construction Incorporated, Inland Pipe Rehabilitation LLC and 1000097155 Ontario Inc.

99.1	Press Release, dated February 3, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-looking Statements

Any statements contained in this Current Report on Form 8-K that are not based on historical facts, including statements regarding future events, including the closing of the Inliner transaction, occurrences, opportunities, circumstances, activities, performance, growth, demand, strategic plans, shareholder value, outcomes, outlook, guidance, Committed and Awarded Projects (“CAP”) and results, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “future,” “outlook,” “assumes,” “believes,” “expects,” “estimates,” “anticipates,” “intends,” “plans,” “appears,” “may,” “will,” “should,” “could,” “would,” “continue,” "guidance" and the negatives thereof or other comparable terminology or by the context in which they are made. These forward-looking statements are estimates reflecting the best judgment of senior management and reflect our current expectations regarding future events, including the closing of the Inliner transaction, occurrences, opportunities, circumstances, activities, performance, growth, demand, strategic plans, shareholder value, outcomes, outlook, guidance, CAP and results. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or estimates that may prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Due to the inherent risks and uncertainties associated with our forward-looking statements, the reader is cautioned not to place undue reliance on them. The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K and, except as required by law; we undertake no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: February 3, 2022